SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 14, 2005


                          DATA SYSTEMS & SOFTWARE INC.
           (Exact name of Registrants as Specified in their Charters)


          Delaware                       0-19771                 22-2786081
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 (States or Other Jurisdiction   (Commission file Numbers)     (IRS Employer
     of Incorporation)                                      Identification Nos.)

         200 Route 17, Mahwah, New Jersey                         07430
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         (Address of Principal Executive Offices)               (Zip Code)

        Registrants' telephone number, including area code (201) 529-2026
                                                            --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

          On March 14, 2005, we announced that the Jerusalem District Court had rendered a decision in favor of the Company in its suit against Israel Discount Bank ("IDB") awardeding us damages, legal fees and other costs of approximately $2 million.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

         99.1     Press Release dated March 14, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of March 2005.


                                            DATA SYSTEMS & SOFTWARE, INC.


                                            By: /s/ Sheldon Krause
                                               ---------------------------------
                                            Name: Sheldon Krause
                                            Title: Secretary and General Counsel